UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 12, 2005
ERICO INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	333-115267	34-0201460

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
30575 Bainbridge Road, Suite 300, Solon Ohio
(Address of Principal Executive Offices)
44139
(Zip Code)
Registrant’s telephone number, including area code:
(440) 349-2630
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
     ERICO International Corporation (the “Company”) has amended its Second Amended and Restated Multicurrency Credit and Security Agreement, dated as of December 2, 2002 (the “Credit Agreement”), by and among the Company, ERICO Products, Inc. and ERICO Europe Holding B.V. (collectively, the “Borrowers” and, individually, each a “Borrower”), the banks that are signatories thereto and LaSalle Bank National Association, as Administrative Agent, Lead Arranger and Issuing Bank, and General Electric Capital Corporation, as Co-Lead Arranger and Co-Documentation Agent, National City Bank as Syndication Agent, and Key Bank National Association, as Documentation Agent. The executed Amendment No. 5 (the “Amendment”) was received by ERICO on December 12, 2005 and is effective as of September 30, 2005.
     The Amendment allows the Company to repay, redeem, retire, repurchase or exercise any right of legal defeasance, covenant defeasance or similar right with respect to any of its Senior Subordinated Indebtedness (as defined in the Credit Agreement) as long as immediately afterwards, the Company satisfies a minimum coverage test set forth in the Amendment and no event of default or potential default, as such terms are defined in the Credit Agreement, shall have occurred and be continuing or, immediately thereafter, would occur. A copy of the Amendment is included as Exhibit 10.1 to this report and is incorporated herein.
Item 9.01.     Financial Statements and Exhibits
          (c) Exhibits
10.1	Amendment No. 5 to the Second Amended and Restated Multicurrency Credit and Security Agreement, dated as of December 2, 2002, by and among ERICO International Corporation, ERICO Products, Inc. and ERICO Europa B.V., as Borrowers, the Banks that are signatories thereto and LaSalle Bank National Association, as Administrative Agent, Lead Arranger and Issuing Bank, and General Electric Capital Corporation, as Co-Lead Arranger and Co-Documentation Agent, National City Bank as Syndication Agent, and Key Bank National Association, as Documentation Agent, such amendment dated as of September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005	ERICO INTERNATIONAL CORPORATION
	By:	/s/ William A. Fullmer
		Name:	William A. Fullmer
		Title:	Vice President and General Counsel

EXHIBIT INDEX
10.1	Amendment No. 5 to the Second Amended and Restated Multicurrency Credit and Security Agreement, dated as of December 2, 2002, by and among ERICO International Corporation, ERICO Products, Inc. and ERICO Europa B.V., as Borrowers, the Banks that are signatories thereto and LaSalle Bank National Association, as Administrative Agent, Lead Arranger and Issuing Bank, and General Electric Capital Corporation, as Co-Lead Arranger and Co-Documentation Agent, National City Bank as Syndication Agent, and Key Bank National Association, as Documentation Agent, such amendment dated as of September 30, 2005.